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                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       MFS(R) High Income Municipal Trust
                       MFS(R) High Yield Municipal Trust
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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M F S(SM)
INVESTMENT MANAGEMENT(R)

                   URGENT NOTICE REGARDING YOUR INVESTMENT IN
                       MFS(R) HIGH INCOME MUNICIPAL TRUST
                       MFS(R) HIGH YIELD MUNICIPAL TRUST

                                                                October 2, 2008

Dear Valued Shareholder:

WE NEED YOUR HELP. Our most current records indicate that we have not received your important proxy vote for the Annual Meeting of Shareholders of one of the above Funds scheduled for October 9, 2008.

If you have voted your proxy since this letter was mailed, we thank you for your participation. IF YOU HAVE NOT YET VOTED, PLEASE UNDERSTAND THAT IT IS CRITICAL THAT WE RECEIVE YOUR VOTE SO THAT WE MAY COMPLETE THE BUSINESS OF THIS ANNUAL MEETING WITHOUT DELAY.

WE HAVE ENCLOSED FOR YOU ANOTHER COPY OF YOUR PROXY BALLOT. Please take a moment now to complete that ballot with your voting instructions and insert it into the postage paid envelope we have provided. Alternatively you may vote using one of the other two methods listed below.

Should you have any questions regarding the agenda please do not hesitate to call our proxy voting information line toll-free at 1-888-605-8354. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

                         PLEASE VOTE YOUR SHARES TODAY

Thank you in advance for your participation.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

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VOTING METHODS:

      1. VOTE BY MAIL. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.

      2. VOTE BY TOUCH-TONE PHONE. You may cast your vote using the automated telephone system by calling the toll-free number found on the enclosed proxy ballot(s).

      3. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto www.proxyvote.com and follow the simple instructions after entering the control number located on your proxy card(s).

   YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT NOW TO CAST YOUR PROXY VOTE.
   ----

MFS Investment Management
500 Boylston Street, Boston, MA  02116
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M F S(SM)
INVESTMENT MANAGEMENT(R)

                   URGENT NOTICE REGARDING YOUR INVESTMENT IN
                       MFS(R) HIGH INCOME MUNICIPAL TRUST
                       MFS(R) HIGH YIELD MUNICIPAL TRUST

                                                                October 2, 2008

Dear Valued Shareholder:

WE NEED YOUR HELP. Our most current records indicate that we have not received your important proxy vote for the Annual Meeting of Shareholders of one of the above Funds scheduled for October 9, 2008.

If you have voted your proxy since this letter was mailed, we thank you for your participation. IF YOU HAVE NOT YET VOTED, PLEASE UNDERSTAND THAT IT IS CRITICAL THAT WE RECEIVE YOUR VOTE SO THAT WE MAY COMPLETE THE BUSINESS OF THIS ANNUAL MEETING WITHOUT DELAY.

WE HAVE ENCLOSED FOR YOU ANOTHER COPY OF YOUR PROXY BALLOT. Please take a moment now to complete that ballot with your voting instructions and insert it into the postage paid envelope we have provided. Alternatively you may vote using one of the other three methods listed below.

Should you have any questions regarding the agenda please do not hesitate to call our proxy voting information line toll-free at 1-888-605-8354. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

                         PLEASE VOTE YOUR SHARES TODAY

Thank you in advance for your participation.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

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VOTING METHODS:

      1. VOTE BY MAIL. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.

      2. VOTE BY PHONE (LIVE OPERATOR). To vote your shares by phone please call 1-888-605-8354 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

      3. VOTE BY TOUCH-TONE PHONE. You may cast your vote using the automated telephone system by calling the toll-free number found on the enclosed proxy ballot(s).

      4. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto www.proxyvote.com and follow the simple instructions after entering the control number located on your proxy card(s).

   YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT NOW TO CAST YOUR PROXY VOTE.
   ----

MFS Investment Management
500 Boylston Street, Boston, MA  02116
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
MFS INVESTMENT MANAGEMENT


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

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ANNUAL MEETING PROXY CARD
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\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1-3.

1. Election of Directors:   01 - William R. Gutow     02 - Michael Hegarty          03 - Robert W. Uek
                            04 - J. Atwood Ives       05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust for each Trust.                                 fundamental investment
                                                                        policies of the Trusts.

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

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\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

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PROXY -- MFS INVESTMENT MANAGEMENT
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MFS(R) HIGH INCOME MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - PREFERRED SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE
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